UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

FIRST FOUNDATION INC.

Exact name of registrant as specified in its charter)

California	001-36461
(State or other jurisdiction of incorporation)	(Commission File Number)

18101 Von Karman Avenue, Suite 700

Irvine, CA 92612

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 202-4160

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company held its 2015 Annual Meeting of Shareholders on October 27, 2015. The matters voted on by the shareholders at that Meeting consisted of (i) the election of ten directors to serve on the Company’s Board of Directors for a term of one year and until their respective successors are elected and qualify to serve (Proposal No. 1); (ii) the approval of an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of the Company’s common stock to 70 million shares from 20 million shares (“Proposal No. 2” or the “Share Increase Amendment”); (iii) the approval of the reincorporation of the Company from California to Delaware (Proposal No. 3 or the “Reincorporation Proposal”); (iv) the approval of the First Foundation Inc. 2015 Equity Incentive Plan (Proposal No. 4); (v) the ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as the Company’s independent registered public accounting firm for 2015 (Proposal No. 5); and (vi) approval of a proposal to adjourn or postpone the Annual Meeting, if necessary to solicit additional proxies in favor of one or more of the foregoing proposals (“Proposal No. 6”).

Proposal No. 1 – Election of Directors.

The Board of Directors of the Company nominated the candidates named below for election to the Company’s Board of Directors. No other candidates were nominated for election to the Board. Accordingly, the election of directors was uncontested and all of the ten candidates nominated by the Board of Directors were elected at the Annual Meeting to serve as the directors of the Company for a term of one year and until their respective successors are elected and qualify to serve. The table below sets forth the respective numbers of shares voted For, and the respective numbers of votes Withheld from, their election.

	Shares Voted
NOMINEES	For	Percent(1)	Withhold	Percent(1)
Ulrich E. Keller, Jr.	9,534,336	99.79%	19,927	0.21%
Scott F. Kavanaugh	9,554,041	100.00%	222	0.00%
James Brakke	9,551,041	99.97%	3,222	0.03%
Max Briggs	9,515,841	99.60%	38,422	0.40%
Victoria Collins	6,466,430	67.68%	3,087,833	32.32%
Warren D. Fix	9,552,264	99.98%	1,999	0.02%
John Hakopian	9,532,259	99.77%	22,004	0.23%
Gerald Larsen	9,549,041	99.95%	5,222	0.05%
Mitchell M. Rosenberg	9,387,346	98.25%	166,917	1.75%
Jacob Sonenshine	9,528,764	99.73%	25,499	0.27%

(1)	As a percent of shares voted in the election of directors.

There were a total of 2,884,666 broker non-votes with respect to the Election of Directors.

Proposal No. 2 –	Amendment of the Articles of Incorporation to Increase
the Authorized Number of Shares of Common Stock to 70 Million Shares

At the Annual Meeting our shareholders approved an amendment of the Articles of Incorporation increasing the authorized number of shares of the Company’s Common Stock to 70 million shares from 20 million shares (the “Share Increase Amendment”). Approval of the Share Increase Amendment required the affirmative vote of the holders of a majority of the Company’s outstanding shares. Set forth below are the numbers of shares voted For, Against and Abstain, respectively, on this Proposal.

Shares Voted For	Percent of Outstanding Shares	Shares Voted Against	Percent of Outstanding Shares	Abstentions	Percent of Outstanding Shares
10,561,401	66.16%	1,763,391	11.05%	114,137	0.72%

Brokers were entitled to cast votes on this Proposal without voting instructions from the beneficial owners of the shares. As a result, there were no broker non-votes with respect to this Proposal.

Proposal No. 3 –	Reincorporation of the Company from California to Delaware

At the Annual Meeting, the shareholders approved the reincorporation of the Company from California to Delaware. Approval of the reincorporation required the affirmative vote of the holders of a majority of our outstanding shares. Set forth below are the numbers of shares voted For, Against and Abstain, respectively, on this Proposal.

Shares Voted For	Percent of Outstanding Shares	Shares Voted Against	Percent of Outstanding Shares	Abstentions	Percent of Outstanding Shares
9,400,161	58.89%	152,916	0.96%	1,186	0.01%

There were a total of 2,884,666 broker non-votes with respect to this Proposal.

Proposal No. 4 –	Approval of the First Foundation Inc. 2015 Equity Incentive Plan

At the Annual Meeting, the shareholders approved the First Foundation Inc. 2015 Equity Incentive Plan, which increases, by 750,000 shares, the number of shares of common stock that are available for the grant of stock options, stock appreciation rights (or SARs), shares of restricted stock, restricted stock units (or RSUs) and certain other equity incentives. Approval of the 2015 Equity Incentive Plan required the affirmative vote of the holders of a majority of the shares cast on this Proposal. Set forth below are the numbers of shares voted For, Against and Abstain, respectively, on this Proposal.

Shares Voted For	Percent of Shares Voted	Shares Voted Against	Percent of Shares Voted	Abstentions	Percent of Shares Voted
9,341,715	97.78%	181,885	1.91%	30,663	0.32%

There were a total of 2,884,666 broker non-votes with respect to this Proposal.

Proposal No. 5 –	Ratification of the selection of Vavrinek, Trine, Day & Co. LLP as the Company’s independent registered public accountants for the year ending December 31, 2015

At the Annual Meeting, the shareholders ratified the Audit Committee’s appointment of Vavrinek, Trine, Day & Co., LLP as the Company’s independent registered public accountants for 2015. Approval of this Proposal required the affirmative vote of the holders of a majority of the shares voted on this Proposal. Set forth below are the numbers of shares voted For, Against and Abstain, respectively, on this Proposal.

Shares Voted For	Percent of Shares Voted	Shares Voted Against	Percent of Shares Voted	Abstentions	Percent of Shares Voted
12,416,356	99.82%	21,240	0.17%	1,333	0.01%

Brokers were entitled to cast votes on this Proposal without voting instructions from the beneficial owners of the shares. As a result, there were no broker non-votes with respect to this Proposal.

Proposal No. 6 –	Approval of the adjournment or postponement of the Annual Meeting, if necessary to solicit additional proxies in favor of one or more of the foregoing Proposals.

At the Annual Meeting, the shareholders approved the Proposal to permit the Annual Meeting to be adjourned or postponed if required to obtain more votes on any of the first five Proposals set forth above. Approval of this Proposal required the affirmative vote of the holders of a majority of the shares voted on this Proposal. Set forth below are the numbers of shares voted For, Against and Abstain, respectively, on this Proposal.

Shares Voted For	Percent of Shares Voted	Shares Voted Against	Percent of Shares Voted	Abstentions	Percent of Shares Voted
10,827,399	87.04%	1,595,199	12.83%	16,331	0.13%

Brokers were entitled to cast votes on this Proposal without voting instructions from the beneficial owners of the shares. As a result, there were no broker non-votes with respect to this Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: October 27, 2015	By:	/s/ JOHN MICHEL
John M. Michel
Executive Vice President & Chief Financial Officer

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